UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 30, 2023

PERMIAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

001-37697

(Commission File Number)

Delaware	47-5381253
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

300 N. Marienfeld St., Suite 1000

Midland, Texas 79701

(Address of Principal Executive Offices)

(432) 695-4222

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on August 21, 2023, Permian Resources Corporation, a Delaware corporation (“Permian Resources” or the “Company”), Smits Merger Sub I Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub I”), Smits Merger Sub II LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub II”), and Permian Resources Operating, LLC, a Delaware limited liability company (“PR OpCo”), entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) with Earthstone Energy, Inc., a Delaware corporation (“Earthstone”), and Earthstone Energy Holdings, LLC, a Delaware limited liability company (“ESTE OpCo”). The Merger Agreement provides that, among other things and subject to the terms and conditions of the Merger Agreement, (i) Merger Sub I will be merged with and into Earthstone (the “Initial Company Merger”), with Earthstone surviving the Initial Company Merger as a wholly owned subsidiary of the Company (the “Initial Surviving Corporation”), (ii) following the Initial Company Merger, the Initial Surviving Corporation will be merged with and into Merger Sub II (the “Subsequent Company Merger” and, together with the Initial Company Merger, the “Company Mergers”), with Merger Sub II surviving the Subsequent Company Merger as a wholly owned subsidiary of the Company (in such capacity, the “Surviving Company”), and (iii) following the Company Mergers, ESTE OpCo will be merged with and into PR OpCo (the “OpCo Merger” and, collectively with the Company Mergers, the “Mergers”), with PR OpCo surviving the OpCo Merger. The Mergers and the other transactions contemplated by the Merger Agreement are herein referred to as the “Transactions.”

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

On October 30, 2023, the board of directors of the Company (the “Board”) approved, in accordance with the terms of the Merger Agreement, increasing the size of the Board to consist of 11 members, effective as of closing of the Transactions. On October 30, 2023, in connection with the Transactions, Matthew G. Hyde resigned from the Board, effective as of closing of the Transactions. At the time of his resignation, Mr. Hyde served as chair of the Nominating, Environmental, Social and Governance Committee (the “NESG Committee”) and as a member of the Compensation Committee. The resignation of Mr. Hyde was not a result of any disagreement with the Company.

On October 30, 2023, the Board appointed Robert J. Anderson and Frost W. Cochran to the Board, effective as of closing of the Transactions. Messrs. Anderson and Cochran previously served on the board of directors of Earthstone. Biographical information for Messrs. Anderson and Cochran is set forth in Earthstone’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2023, which information is incorporated herein by reference.

Neither of Messrs. Anderson or Cochran are related to any officer or director of the Company. With respect to each of Messrs. Anderson and Cochran, there are no arrangements or understandings between such director and any other persons pursuant to which he will serve as a director, other than the Merger Agreement.

Independence of Directors

The Board has determined that each of Messrs. Anderson and Cochran are independent within the meaning of the listing rules of the New York Stock Exchange (“NYSE”) and the rules and regulations of the SEC.

In addition, the Board has determined that Robert M. Tichio, an existing member of the Board, is independent within the meaning of the listing rules of the NYSE and the rules and regulations of the SEC.

Committees of the Board

On October 30, 2023, the Board approved the formation of two new committees of the Board to replace the current NESG Committee – the Nominating and Corporate Governance Committee and the Environmental, Social and Governance Committee – and appointed the following directors to serve on the committees of the Board, in each case effective as of closing of the Transactions:

Audit Committee: Jeffrey H. Tepper (Chair), Maire A. Baldwin, Karan E. Eves and Frost W. Cochran;

Compensation Committee: Maire A. Baldwin (Chair), Steven D. Gray, Robert M. Tichio and Robert J. Anderson;

Nominating and Corporate Governance Committee: Steven D. Gray (Chair), Jeffrey H. Tepper, Aron Marquez and Karan E. Eves; and

Environmental, Social and Governance Committee: Robert M. Tichio (Chair), Aron Marquez, Robert J. Anderson and Frost W. Cochran.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting of the Company held on October 30, 2023 (the “Special Meeting”), in connection with the previously announced Mergers, the stockholders of the Company voted as set forth below on the following proposals. Each proposal voted on at the Special Meeting is described in detail in the Company’s joint proxy statement/prospectus filed with the SEC on September 26, 2023 and mailed to the Company’s stockholders on or about September 26, 2023.

As of the close of business on September 20, 2023, the record date for the Special Meeting, there were approximately 328,795,305 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and 243,075,559 shares of the Company’s Class C common stock, par value $0.0001 per share (“Class C Common Stock” and, together with the Class A Common Stock, the “Common Stock”), issued and entitled to vote at the Special Meeting. Each share of Common Stock was entitled to one vote with respect to each proposal. A total of 505,086,316 shares of Common Stock, representing approximately 88.3% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum.

The final voting results for the proposals voted on at the Special Meeting are set forth below:

1. The Permian Resources Stock Issuance Proposal - to approve the issuance of shares of Common Stock to stockholders of Earthstone, in connection with the transactions pursuant to the terms of the Merger Agreement.

For	Against	Abstain
503,997,637	336,138	752,541

2. The Adjournment Proposal - to approve the adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Permian Resources Stock Issuance Proposal. This proposal was rendered moot as the Permian Resources Stock Issuance Proposal was approved by the requisite number of shares voted at the Special Meeting.

Subject to the satisfaction of other customary closing conditions, the Company expects the Transactions to close on or around November 1, 2023 and will release more information about the combined company at that time.

Forward-Looking Statements and Cautionary Statements

Statements regarding closing of the Mergers are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These include the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Mergers or other circumstances that could give rise to the termination of the Merger Agreement, and the risk that the parties may not be able to satisfy the conditions to the Mergers in a timely manner or at all. All such factors are difficult to predict and are beyond Permian Resources’ control. Additional information concerning other important risks and uncertainties can be found in Permian Resources’ annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://permianres.com and on the SEC’s website at http://www.sec.gov. Any forward-looking statement speaks only as of the date on which such statement is made, and Permian Resources undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, in connection with the Mergers or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information

In connection with the Mergers, on September 6, 2023, Permian Resources filed with the SEC, a registration statement on Form S-4 (the “Registration Statement”), which was declared effective on September 25, 2023, that includes a joint proxy statement of Permian Resources and Earthstone and a prospectus of Permian Resources (the “Joint Proxy Statement/Prospectus”). Permian Resources and Earthstone has filed and may also file other documents with the SEC regarding the Mergers. The definitive Joint Proxy Statement/Prospectus was first mailed to the stockholders of Permian Resources and Earthstone on or about September 26, 2023. This document is not a substitute for the Registration Statement and Joint Proxy Statement/Prospectus that was filed with the SEC or any other documents that Permian Resources and Earthstone may file with the SEC or send to stockholders of Permian Resources and Earthstone in connection with the Mergers. INVESTORS AND SECURITY HOLDERS OF PERMIAN RESOURCES AND EARTHSTONE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGERS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PERMIAN RESOURCES AND EARTHSTONE, THE MERGERS, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders are able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Permian Resources and Earthstone through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Permian Resources will be made available free of charge on Permian Resources’ website at https://www.permianres.com under the “Investor Relations” tab or by directing a request to Investor Relations, Permian Resources Corporation, 300 N. Marienfeld Street, Suite 1000, Midland, TX 79701, Tel. No. (432) 695- 4222. Copies of documents filed with the SEC by Earthstone will be made available free of charge on Earthstone’s website at https://www.earthstoneenergy.com, under the “Investors” tab, or by directing a request to Investor Relations, Earthstone Energy, Inc., 1400 Woodloch Forest Drive, Suite 300, The Woodlands, TX 77380, Tel. No. (281) 298-4246.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2023		PERMIAN RESOURCES CORPORATION

	By:	/s/ Guy M. Oliphint
Guy M. Oliphint
Executive Vice President and Chief Financial Officer